UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2026

___________________________

CLOUDASTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

___________________________

Delaware	001-42494	87-0690564
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 El Camino Real, Bldg 4, Ste 200
Palo Alto, California		94306
(Address of principal executive offices)		(Zip Code)

(650) 644-4160

Registrant’s telephone number, including area code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange On Which Registered
Class A Common Stock	CSAI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.01        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 26, 2026, Cloudastructure, Inc. (the “Company”) received a notice (the “Notice”) from the Nasdaq Listing Qualifications staff of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, as a result of not having timely filed its Quarterly Report on Form 10-Q for the period ended March 31, 2026 (“Form 10-Q”), the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires timely filing of all required periodic financial reports with the Securities and Exchange Commission.

The Company requires additional time to review and confirm the accounting treatment for its outstanding shares of Series 2 Convertible Preferred Stock.

The Notice has no immediate effect on the listing or trading of the Company’s Class A Common Stock on the Nasdaq Capital Market. The Notice provides that the Company has 60 days, or until July 25, 2026 (the “Compliance Plan Due Date”), to submit a plan to regain compliance with Nasdaq Listing Rule 5250(c)(1). If the plan is accepted by Nasdaq, then Nasdaq can grant the Company up to 180 calendar days from the due date of Form 10-Q, or November 16, 2026, to regain compliance.

The Company intends to file the Form 10-Q prior to the Compliance Plan Due Date. However, in the event the Company is not able to file the Form 10-Q by the Compliance Plan Due Date, the Company will submit such plan by the Compliance Plan Due Date. However, there is no assurance that Nasdaq will accept the Company’s plan to regain compliance or, if accepted, that the Company will be able to regain compliance with Nasdaq’s rules by November 16, 2026. If Nasdaq does not accept the Company’s plan, then the Company will have the opportunity to appeal that decision to a Nasdaq hearings panel.

On May 29, 2026, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached as an Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements regarding the Company’s ability to regain compliance with Nasdaq Listing Rule 5250(c)(1), the Company’s intention to file its Form 10-Q prior to the Compliance Plan Due Date of July 25, 2026, the Company’s plans to submit a compliance plan to Nasdaq if the Form 10-Q is not filed by the Compliance Plan Due Date, the Company’s ongoing review of the accounting treatment for its outstanding shares of Series 2 Convertible Preferred Stock, and the potential timeline for regaining compliance, including the extended compliance period through November 16, 2026. Forward-looking statements are based on current expectations and assumptions, are subject to risks and uncertainties, and are not guarantees of future performance. Actual results may differ materially from those anticipated in the forward-looking statements due to various factors, including but not limited to: the outcome and timing of the Company’s review of the accounting treatment for the Series 2 Convertible Preferred Stock; the Company’s ability to complete the review procedures necessary to file the Form 10-Q; potential changes to the Company’s previously reported or current period financial results that may result from the completion of those procedures; Nasdaq’s acceptance of the Company’s compliance plan; the outcome of any appeal to a Nasdaq hearings panel; general economic and market conditions; and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

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Item 9.01        Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)       Exhibits

99.1      Press Release dated May 29, 2026

104       Cover Page Interactive File (the cover page XBRL tags are embedded in the Inline XBRL document).

EXHIBIT INDEX

Exhibit Number	Document
99.1	Press Release dated May 29, 2026.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2026

CLOUDASTRUCTURE, INC.

By:	/s/ Greg Smitherman
Greg Smitherman
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

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